Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Government Money Market and BMO Prime Money Market Fund

Supplement dated November 18, 2021 to the Prospectus and Summary Prospectuses each dated December 29, 2020, as supplemented

The information in the Prospectus under “Fund Summary – BMO Government Money Market Fund – Management of the Fund – Portfolio Managers” and “Fund Summary – BMO Prime Money Market Fund – Management of the Fund – Portfolio Managers” is replaced with the following:

Portfolio Manager. Boyd R. Eager manages the Fund and is responsible for the day-to-day management of the Fund’s portfolio. Mr. Eager, a Director and Portfolio Manager of the Adviser, joined the Adviser in 1996 and has managed the Fund since February 2012.

The information regarding the BMO Government Money Market Fund in the Prospectus under “BMO Funds Information – Portfolio Managers” is replaced with the following:

GOVERNMENT MONEY MARKET FUND: Boyd R. Eager manages the GOVERNMENT MONEY MARKET FUND and has investment decision making responsibilities with respect to the Fund.

•	Mr. Eager has managed the Fund since February 2012. His biographical information is described above.

The information regarding the BMO Prime Money Market Fund in the Prospectus under “BMO Funds Information – Portfolio Managers” is replaced with the following:

PRIME MONEY MARKET FUND: Boyd R. Eager manages the PRIME MONEY MARKET FUND and has investment decision making responsibilities with respect to the Fund.

•	Mr. Eager has managed the Fund since February 2012. His biographical information is described above.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this Prospectus Supplement with your Prospectus and Summary Prospectus for future reference.